ContextLogic Appoints Finance Executive Michael Scarola as New Chief Financial Officer

OAKLAND, Calif., June 25, 2025 (GLOBE NEWSWIRE) -- ContextLogic Inc. (OTC: LOGC) (“ContextLogic,” the “Company,” “we” or “our”) today announced the appointment of Michael Scarola as Chief Financial Officer, effective June 30, 2025.

“We are thrilled to appoint Michael Scarola to the position of Chief Financial Officer. This appointment reflects our strategy to streamline our business as much as possible while we pursue value maximation through organic growth and accretive acquisitions.” said Rishi Bajaj, Chief Executive Officer.

Mr. Scarola currently serves as the Chief Financial Officer, Chief Operating Officer, and Chief Compliance Officer of Altai Capital, and has developed a wide array of back-office skills and knowledge over his 17-year career. At Altai Capital, Mr. Scarola is primarily responsible for all non-investment functions including fund accounting, compliance, operations, legal, information technology and investor relations.

“Rishi and I have worked together for over 14 years at Altai Capital. I am excited to bring my skillset to bear at ContextLogic in order to ensure the Company continues to operate smoothly while it pursues its transformation,” said Mr. Scarola.

Prior to joining Altai Capital in 2011, Mr. Scarola served as an Associate in the Financial Services Taxation practice at KPMG. Mr. Scarola received a Bachelor of Science degree in Commerce with Concentrations in Accounting and Finance from the University of Virginia, McIntire School of Commerce in 2008. He is also a Certified Public Accountant.

Mr. Scarola will report directly to the Company’s CEO, Rishi Bajaj.

About ContextLogic Inc

ContextLogic Inc. is a publicly traded company currently seeking to develop and grow a de novo business and finance potential future bolt-on acquisitions of assets or businesses that are complementary to its operations. For more information on ContextLogic, please visit ir.contextlogicinc.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding ContextLogic’s CFO transition and integration of the new CFO, executive management transitions and integrations, outlook, priorities, strategic direction, and other quotes of management. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “foresees,” “forecasts,” “guidance,” “intends” “goals,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” “would” or similar expressions and the negatives of those terms.  These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements include but are not limited to: the strategic alternatives considered by our Board of Directors, including the decisions taken thereto; our lack of operating revenues after the sale of substantially all of our assets in April 2024; our prior history of losses; our continuation as a publicly-traded and reporting company after the sale of substantially all of our assets; our ability to utilize our net operating loss carryforwards and other tax attributes; risks related to any future acquisition of a business or assets; currently pending or future litigation; risks if we are deemed to be an investment company under the Investment Company Act of 1940; impact of anti-takeover provisions in our charter documents, in our Tax Benefits Preservation Plan and under Delaware law; and the other important factors discussed in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Further information on these and additional risks that could affect ContextLogic’s results is included in its filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K for the year ended December 31, 2024, as amended by Amendment No. 1 to the Annual Report on Form 10K/A, the Quarterly Report on Form 10-Q for the period ended March 31, 2025 and other reports that ContextLogic files with the SEC from time to time, which could cause actual results to vary from expectations. Any forward-looking statement made by ContextLogic in this news release speaks only as of the day on which ContextLogic makes it. ContextLogic assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Investor Relations:
Lucy Simon, ContextLogic
ir@contextlogicinc.com